UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2008
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-1001269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01.	Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.

Item 8.01.	Other Events
     Registrant has entered into a Separation Agreement with David Teckman, Registrant’s former President and Chief Executive Officer, a copy of which is filed as an Exhibit to this Current Report. On June 4, 2006, pursuant to the terms of the Separation Agreement, the Company paid to Mr. Teckman a lump sum payment of $520,699.24, less applicable withholdings, in exchange for a general release of all claims that Mr. Teckman has or may have against Registrant. As part of the Separation Agreement, Registrant also provided to and/or on behalf of Mr. Teckman (i) a general release of all claims that it has or may have against Mr. Teckman, (ii) accelerated vesting of all of Mr. Teckman’s 750,000 options to purchase shares of the Company’s Common Stock and provided him with 30 days within which to exercise such options before they expire, and (iii) reimbursement of $40,000 of legal fees incurred by Mr. Teckman in connection with his separation from Registrant.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable
Exhibit Index
(c)	Exhibits.
10.1	Form of Separation Agreement with David Teckman.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: June 9, 2008	/s/ Brian Abraham
Brian Abraham Chief Executive Officer